UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.           )

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SIMPLY, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIMPLY, INC.

1680 Michigan Avenue, Suite 817

Miami Beach, Florida 33139

(786) 254-6709

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held December 17, 2021 (the “Meeting Date”)

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Simply, Inc. (the “Company”) to be held on Friday, December 17, 2021, at 4:00 p.m. (Mountain Standard Time) at the Company’s offices located at 155 North 400 West, Suite 170, Salt Lake City, Utah 84103, for the following purposes:

1.

To elect three directors nominated by the Company’s board of Directors (the “Board of Directors”), each to serve until the next annual meeting of stockholders or until a successor is elected and qualified;

2.	To ratify the selection of Kaufman, Rossin & Co. as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022; and
3.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The complete text of these proposals and the Board of Directors’ recommendations regarding their adoption are contained in the accompanying proxy statement and you are urged to carefully study them.

Only the stockholders of record as shown on our transfer books at the close of business on November 10, 2021, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.  Our annual report to stockholders (which includes our annual report on Form 10-K for the fiscal year ended January 30, 2021) (the “Annual Report”), is being mailed to stockholders with this proxy statement and an accompanying proxy card. The Annual Report is not part of the proxy soliciting material. We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about November 24, 2021, to all stockholders of record entitled to vote at the Annual Meeting.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy card in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy card may revoke it by filing with our Corporate Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must request and obtain a valid proxy issued in your name from that record holder.

For the reasons stated in the proxy materials, the Board of Directors recommends that you vote “FOR” the proposals listed above and described in this proxy statement.  Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign, date and return the enclosed proxy card. This will not prevent you from attending and voting (with proper identification) your shares in person. Prompt return of your proxy card will reduce the Company’s expenses.

By Order of the Board of Directors,
/s/ Reinier Voigt
November 24, 2021 Miami, Florida	Reinier Voigt President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on December 17, 2021

This proxy statement and the Annual Report are available at

http://www.simplyinc.com/corp/financial-information

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. You may still vote in person if you attend the Annual Meeting, even if you have given your proxy. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid proxy issued in your name.

SIMPLY, INC.

2001 NW 84th Avenue

Miami, Florida 331272

(786) 254-6709

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held December 17, 2021

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving this proxy material?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Simply, Inc., a Maryland corporation, is soliciting your proxy to vote at its 2021 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about November 24, 2021, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on November 10, 2021, the record date for the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were approximately 6,846,937 shares of common stock issued, outstanding, delivered and entitled to vote.

Who is a stockholder of record?

If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If, at the close of business on the Record Date, your shares were held, not in your name, but rather in an account at or otherwise by a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and proxy material is being forwarded to you by that entity. The entity holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting (with appropriate identification). However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I voting on?

You are being asked to vote on the following two proposals:

1.	Election of three directors nominated by the Board of Directors, each to serve until the next annual meeting of stockholders or until a successor is elected and qualified; and
2.	To ratify the selection of Kaufman, Rossin & Co. as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022.

How do I vote?

Following the instructions included on your proxy card, you are urged to mark the boxes on the proxy card to indicate how to vote your shares. For the election of directors, you may either vote “For,” or “Against”

any nominee or “Withhold” your vote for any nominee you specify. For the ratification of Kaufman Rossin & Co. as the Company’s independent registered public accounting firm, you may vote “For,” “Against” or “Abstain” from voting.  If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations, as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, or you have stock certificates registered in your name, you may vote as follows:

•

Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is 11:59 p.m. Eastern Time on the day preceding the Annual Meeting. If you vote by telephone, you do not need to return your proxy card.

•

Voting on the Internet. You may vote on the Internet by accessing the website www.proxyvote.com and following the instructions printed on your proxy card. The deadline for voting on the Internet is 11:59 p.m. Eastern Time on the day preceding the Annual Meeting. If you vote on the Internet, you do not need to return your proxy card.

•

Voting by Mail. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. You should mail your signed proxy card as promptly as practicable so that your shares will be voted at the Annual Meeting.

•

Voting in Person. Even if you have voted by one of the methods described above, you may still attend and vote your shares in person at the Annual Meeting, if you are the record owner of those shares. If you do attend and vote your shares in person at the Annual Meeting after having voted by any of the methods described above, only your last vote will be counted. However, attendance at the Annual Meeting alone will not result in a revocation of any previously submitted proxy cards.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (that is, in “street name”), you will receive proxy materials and voting instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you hold shares in street name and do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered “routine” on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and include the ratification of the independent registered public accounting firm. However, brokers are not permitted to cast a discretionary vote on the election of directors, which is considered “non-routine”.  In this situation, a broker non-vote occurs.  Shares that constitute broker non-votes will be counted as present at the annual meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as recommended by our Board of Directors. The Board of Directors recommends the following votes:

1.	FOR election of all three nominees for director; and
2.	FOR the ratification of Kaufman, Rossin & Co. as our independent registered public accounting firm.

If any other matter is properly presented at the Annual Meeting, one of the individuals named pursuant to your proxy card as your proxy will vote your shares using their best judgment.

Who is making and paying for this proxy solicitation?

We are making and will pay for the entire cost of soliciting proxies. In addition to this mailed proxy material, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

1.	you may submit another properly completed proxy with a later date;
2.	you may send a written notice that you are revoking your proxy to our Corporate Secretary at 155 North 400 West, Suite 170, Salt Lake City, UT 84103; or
3.	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to transact business at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders at the Annual Meeting in person or by proxy. Your shares will count towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. In the election of directors, a decision to withhold authority to vote will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes also will be counted in determining the presence of a quorum.

At the close of business on the record date, there were approximately 6,846,937 shares issued, outstanding, delivered and entitled to vote. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are needed to approve each proposal and how are votes counted?

•

Election of directors. The minimum voting requirement to elect directors is a plurality of the votes cast at the Annual Meeting (in person or by proxy). Therefore, each of the three nominees receiving the most votes will be elected. Cumulative voting is not permitted in the election of directors. Brokers, banks or other agents do not have discretionary authority to vote on the election of directors, so if you do not instruct your broker, bank or agent to vote your shares, such shares will be treated as broker non-votes on this proposal, will not be counted as votes cast at the Annual Meeting, and will have no effect on the vote on this matter. Abstentions also will have no effect on the vote on this matter.

•

Ratification of Kaufman, Rossin & Co. as the independent registered public accounting firm of Simply, Inc. The affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal is necessary to ratify the selection of our auditor. Brokers can vote with discretion on this proposal. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” the proposal.

We are not aware, as of the filing date of this proxy statement, of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice. If any matters are properly presented at the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count affirmative and negative votes, abstentions and broker non-votes. The Board of Directors has appointed our Corporate Secretary to serve as the inspector of election.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final and official voting results will be published in a Current Report on Form 8-K which is expected to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to December 23, 2021 (which will be available at www.sec.gov).

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy material, a stockholder proposal must be submitted in writing by July 27, 2022, to our Corporate Secretary at 155 North 400 West, Suite 170, Salt Lake City, UT 84103. Stockholders who intend to present a proposal at next year’s annual meeting without inclusion of such proposal in next year’s proxy materials should review the section below entitled “Stockholder Proposal Information; Discretionary Authority to Vote Proxies” and our bylaws, as filed with the SEC, which contain additional requirements regarding advance notice of stockholder proposals at an annual meeting of stockholders. A copy of our bylaws is also available from our Corporate Secretary at the address above. For more detailed information regarding stockholder proposals for next year’s annual meeting, please see “Stockholder Proposal Information; Discretionary Authority to Vote Proxies” below.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders are asked to elect three individuals nominated by our Board of Directors to serve as members of our Board of Directors. Each director would be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. Each of the nominees currently is a director of Simply, Inc.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

About the Directors

Set forth below is biographical and other information about each of the nominees as of November 24, 2021. Each of our nominees was recommended for reelection to our Board by our Nominating and Corporate Governance Committee, which is comprised of only non-management independent directors.

Name	Age as of Nov 24, 2021	Position with Simply, Inc.	Initial Date as Director
Reinier Voigt	61	President, Chief Executive Officer and Director	2019
Michael Galloro (1)(2)(3)(5)	47	Director	2018
Kevin Taylor (1)(2)(3)(4)(6)	53	Director	2019

______________

(1)	Member of the Audit Committee of our Board.
(2)	Member of the Compensation Committee of our Board.
(3)	Member of the Nominating and Corporate Governance Committee of our Board.
(4)	Board Chairman.
(5)	Audit Committee Chairman.
(6)	Compensation Committee Chairman.

Biographical Information

Reinier Voigt, Director, President and Chief Executive Officer. Mr. Voigt has served as a Director and the President and Chief Executive Officer of Simply, Inc. since June 2019.  Prior to that, he served as the Chief Operating Officer of Simply, Inc. since the merger with Cooltech Holding Corp. on March 12, 2018, and as the Chief Operating Officer of Cooltech Holding Corp. since December 2016.  From May 2015 until August 2016, Mr. Voigt was the President and Chief Operating Officer of TEReI International, a merchant bank focused on debt and equity opportunities in the small to mid-cap markets in North and South America, and from September 2006 until April 2015 he was the Chief Operating Officer of Facey Telecom. Mr. Voigt has more than twenty years of experience in business operations which includes a focus on profit and loss optimization, strategic planning, finance and financial reporting. Mr. Voigt received the equivalent of a Master in Business Administration from Anton De Kom University of Suriname.

Michael Galloro, Director. Mr. Galloro has served as a Director of Simply, Inc. since June 2018.  Mr. Galloro is currently a principal of ALOE Finance Inc., a private boutique firm specializing in transaction advisory, senior level finance solutions and management consulting.  In his advisory capacity, he has served as a director, CEO or CFO at a number of Canadian-based companies listed on the Canadian Securities Exchange and the TSX Venture Exchange, and is currently a Director of Simply Better Brands Corp., a public company focused on the emerging plant-based and holistic wellness consumer product categories based in Vancouver, Canada.  He is also a Director at Fountain Asset Corp. and World-Class Extractions Inc., both Canadian-based companies.  Mr. Galloro’s extensive finance and accounting experience, as well as his depth of Director experience, provides the Board with a strong audit committee chair and strengthens its commitment to good governance.

Kevin Taylor, Director. Mr. Taylor has served as a Director of Simply, Inc. since June 2019.  Mr. Taylor is a seasoned executive with 30 years of operating experience in Fortune 500 companies throughout North and South America.  In August 2021, Mr. Taylor joined the Board of Directors of SOL Global Investments Corp., a diversified investment and private equity holding company based in Toronto, Canada.  For the past 8 years, he has been the President and CEO of TEREI International Limited, a merchant bank focused on debt and equity opportunities in the small to mid-cap markets in North and South America. From January 2009 to December 2012, Mr. Taylor was the President of Facey Telecom, a wholly-owned subsidiary of Facey Commodity Company, a billion-dollar conglomerate operating in the Caribbean and South America. He received a Bachelor of Engineering Science from the University of Western Ontario in 1994 and completed The General Managers Program at the Harvard Business School in 2001.

The Board of Directors recommends a vote

“FOR” each of the Board nominees for election as a director.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF KAUFMAN, ROSSIN & CO. AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Kaufman, Rossin & Co. (“Kaufman”), an independent registered public accounting firm, to audit the financial statements of Simply, Inc. for the fiscal year ending January 29, 2022 (“Fiscal 2022”). Although stockholder approval of the Audit Committee’s selection of Kaufman is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this selection. The Audit Committee may reconsider the selection of Kaufman whether or not the stockholders approve or do not approve this proposal at the Annual Meeting. Kaufman has served as our independent registered public accounting firm since 2019.  Representatives of Kaufman are not expected to be present at the Annual Meeting.

Independent Registered Public Accountants Fees

The Audit Committee reviews and determines whether specific projects or expenditures with Kaufman potentially affect its independence. The Audit Committee’s policy requires that all services the independent registered public accounting firm may provide to Simply, Inc., including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee (who has been delegated by the Audit Committee the authority to act in such circumstances) to obtain such approval. The approval will be reported to the Audit Committee at its next scheduled meeting. All audit and non-audit services provided by Kaufman during the fiscal year ended January 30, 2021 were pre-approved by the Audit Committee. Stated below are the aggregate fees Kaufman billed to us for the fiscal years ended December 31, 2019 and January 30, 2021.

Audit Fees

The aggregate fees billed for professional services rendered by Kaufman for its review of our financial statements included in our Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2019 and January 30, 2021, and related SEC reporting work, was $105,000 and $120,000, respectively.

The aggregate fees billed for professional services rendered by Kaufman for its audit of our annual financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2019 and January 30, 2021, and related SEC reporting work, was $567,000 and $390,000, respectively.

Audit Related Fees

There were no audit-related fees billed by Kaufman in the fiscal years ended December 31, 2019 and January 30, 2021.

Tax and Other Fees

There were no fees billed by Kaufman in the fiscal years ended December 31, 2019 and January 30, 2021 for professional services for tax compliance, tax advice or tax planning, and no fees billed for services other than those described above.

The Board of Directors recommends a vote

“FOR” ratification of Kaufman, Rossin & Co.

as the Company’s independent registered

public accounting firm for Fiscal 2022.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following is biographical information as of November 24, 2021, for our current executive officers not otherwise discussed above.

Vernon A. LoForti, Senior Vice President, Chief Financial Officer and Corporate Secretary, 68 years old. Mr. LoForti has served as Senior Vice President, Chief Financial Officer and Secretary of Simply, Inc. since June 2019.  Prior to that, he served the Company as its Vice President and Secretary, beginning after the merger with Cooltech Holding in March 2018.  Mr. LoForti previously served as the Vice President and Chief Financial Officer of InfoSonics from July 2010 through the date of the merger.  Prior to InfoSonics, Mr. LoForti served in a number of executive positions at Overland Storage, Inc., a global supplier of data protection appliances. Mr. LoForti joined Overland in 1995 and served as the company’s Vice President, Chief Financial Officer and Secretary from 1995 to August 2007, including leading its initial public offering in 1997. From August 2007 to January 2009, LoForti served as President, Chief Executive Officer and a member of Overland’s board of directors. From February 2009 to September 2009, he served as Overland’s President. From August 1992 to December 1995, Mr. LoForti was the Chief Financial Officer for Priority Pharmacy, a privately-held pharmacy company. From 1981 to 1992, Mr. LoForti was Vice President of Finance for Intermark, Inc., a publicly-held conglomerate. Mr. LoForti began his career in public accounting with Price Waterhouse and holds a Bachelor of Science in Accounting from Brigham Young University.

DIRECTOR INDEPENDENCE

The OTCQX Rules for U.S. Companies (the “OTC Rules”) require that our Board of Directors include at least two “independent directors” as defined by such rules. The standards relied upon by our Board of Directors in determining whether a director is “independent” consist of the independence standards of the OTC Rules.

In evaluating director independence based on the foregoing standards, the Board of Directors considers, among other things, transactions and relationships between each director or any member of his or her immediate family and Simply, Inc. and its subsidiaries and affiliates or any entity of which a director or an immediate family member is or was, as applicable, an executive officer, general partner or significant equity holder. As provided in the Director Qualification Standards of the Company’s Nominating and Corporate Governance Committee Charter, the purpose of this review is to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of its review, the Board has affirmatively determined that the following directors nominated for election at the Annual Meeting are independent of Simply, Inc. within the meaning of the OTC Rules and the applicable SEC rules:

Kevin Taylor

Michael Galloro

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors annually reviews the OTC Rules and applicable SEC definitions of independence for members of each of the committees and has determined that members of each of the committees are independent pursuant to the OTC rules and applicable SEC definitions.

Copies of our committee charters may be viewed at the Company’s website at http://www.simplyinc.com/corporate-governance/.

Directors serving on our committees are set forth below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kevin Taylor	*	**	*
Michael Galloro	**	*	*

__________________

*	Member.
**	Chairman.

Audit Committee

Our Audit Committee performs, among other things, the following functions:

•	determines the independent registered public accounting firm to be employed;
•	discusses the scope of the independent registered public accounting firm’s examination;
•	reviews the financial statements and the independent registered public accounting firm’s report;
•	solicits recommendations from the independent registered public accounting firm regarding internal controls and other matters;
•	reviews related-party transactions for conflicts of interest;
•	makes recommendations to the Board regarding audit-related, accounting and certain other matters; and
•	performs other related tasks as requested by the Board.

Messrs. Taylor and Galloro are the members of the Audit Committee. Mr. Galloro is the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Galloro, an independent director, is an Audit Committee financial expert.

Compensation Committee

Our Compensation Committee performs, among other things, the following functions:

•	develops executive compensation philosophies and establishes and annually reviews and approves policies regarding executive compensation programs and practices;
•

reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and sets the Chief Executive Officer’s compensation based on this evaluation;

•	reviews the Chief Executive Officer’s recommendations with respect to, and approves annual compensation for, Simply, Inc.’s other executive officers;
•	establishes and administers annual and long-term incentive compensation plans for key executives;
•	reviews and approves, if appropriate, or recommends to the Board for its approval and, where appropriate, submission to the Company’s stockholders, incentive compensation plans and equity–based plans;
•	recommends to the Board of Directors for its approval changes to executive compensation policies and programs;
•	oversees and annually reviews the non-employee director compensation program; and
•	reviews and approves special executive employment, compensation and retirement arrangements.

The members of our Compensation Committee are Messrs. Taylor and Galloro.  Mr. Taylor is the Chairman of the Compensation Committee.

The Compensation Committee may invite to its meetings any member of management, including the Chief Executive Officer, and such other persons as it deems appropriate to carry out its duties and responsibilities. Our management team assists the Compensation Committee by providing various support, including:

•	providing the Compensation Committee with perspectives of the business and people needs of the Company;
•

having the Chief Executive Officer make compensation recommendations to the Compensation Committee for the other executive officers (although the Compensation Committee ultimately determines compensation for the Chief Executive Officer and the other executive officers); and

•	developing recommendations for the design of pay programs applicable to the executive officers.

In addition, the Compensation Committee may from time to time engage an outside compensation consultant to:

•	assist the Compensation Committee in reviewing recommendations prepared by management in light of the Company’s objectives and market practices; and
•	provide the Compensation Committee with an outside perspective regarding compensation.

Nominating and Corporate Governance Committee

We also have a Nominating and Corporate Governance Committee, which, pursuant to its written charter, is responsible for recommending potential directors, for considering nominations for potential directors submitted by our stockholders and for certain matters related to corporate governance. Messrs. Taylor and Galloro serve on this committee.  The Nominating and Corporate Governance Committee does not have a chair.

There have been no material changes to the procedures (as described below) by which stockholders may recommend nominees to our Board of Directors in the last fiscal year.

Director Candidates

The Nominating and Corporate Governance Committee believes that director candidates should have certain minimum qualifications and have a high standard of personal and professional ethics, integrity and values. Director candidates are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers independence, professional background and experience, other board experience, industry knowledge, skills and expertise, and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capabilities. Other factors considered may include diversity (including age, geography, professional and other experience), although the Company does not have a formal policy regarding diversity.

In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relevant considerations. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon the OTC Rules, applicable SEC rules and regulations, and the advice of counsel, if necessary.

The Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential director candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible director candidates after considering the function and needs of our Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects nominees for recommendation to the Board of Directors by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates director candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at the 2022 Annual Meeting of Stockholders must do so by delivering by July 27, 2022, which is at least 120 days prior to the anniversary date of the mailing of the proxy statement for the Annual Meeting, a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Corporate Secretary, 155 North 400 West, Suite 170, Salt Lake City, UT 84103. Each submission must set forth, among other things: the name and address of the stockholder on whose behalf the submission is made; the number of our shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. For additional information, see our Director Selection Guidelines attached to the Nominating and Corporate Governance Committee’s Charter, which can be found on our website at http://simplyinc.com/corporate-governance/.

Meetings of the Board of Directors and Committee Member Attendance

During fiscal year 2021, our Board of Directors met twenty-one times, our Audit Committee met five times, our Compensation Committee met four times and our Nominating and Corporate Governance Committee met once. All directors attended at least 75% of the meetings of the Board and of the committees on which they served in fiscal year 2021 that were held while they were a director or committee member.  The Company does not have a specific policy requiring director attendance at the annual meetings of stockholders; however, we encourage our directors to be present at the Annual Meeting and available to answer any stockholder questions. No directors attended our 2020 annual meeting of stockholders.

ADDITIONAL CORPORATE GOVERNANCE INFORMATION

Stockholder Communications

Stockholders wishing to send communications to the Board of Directors may contact Vernon A. LoForti, our Senior Vice President, Chief Financial Officer and Corporate Secretary, at the Company’s principal executive offices address or at 155 North 400 West, Suite 170, Salt Lake City, UT 84103. All such communications will be shared with the members of the Board of Directors, or if applicable, a specified committee or director.

Conflicts of Interest Policies and Transactions with Related Persons

Our Audit Committee (or other independent body of our Board of Directors) reviews and oversees all related-party transactions for potential conflicts of interest on an ongoing basis. Our Board of Directors and our officers also are subject to certain provisions of Maryland law that are designed to eliminate or minimize the effects of certain potential conflicts of interest. Pursuant to these provisions of Maryland law and our articles of incorporation, any transaction between us and an interested party will not be invalidated because it is an interested-party transaction if it is fully disclosed to our Board of Directors, and a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

All future transactions between us and any of our officers, directors or 5% stockholders are expected to be on terms no less favorable than could be obtained from independent third parties and to be approved by a majority of our independent, disinterested directors. We believe that by following these procedures, we will be able to mitigate the possible effects of any conflicts of interest.

DIRECTOR COMPENSATION

Fiscal 2021 Director Compensation Table

The following table sets forth information regarding the compensation of non-employee directors of Simply, Inc. for the fiscal year ended January 30, 2021.  The non-employee director compensation program is more particularly described below. Our Executive Officers who serve on the Board of Directors receive no separate compensation for their board service.

Name	Fees Earned or Paid in Cash		Stock Grant	Option Awards (3)(4)	Total
Kevin Taylor	$60,000	(1)	$112,200	$79,751	$251,951
Michael Galloro	$57,000	(2)	$112,200	$79,751	$248,951

(1)	Includes $20,000 for service as Chairman of the Board.
(2)	Includes $17,000 for service as Audit Committee Chairman.
(3)

These amounts reflect the aggregate grant date fair value of the options granted, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation.  Assumptions used in the calculation for these amounts are included in Note 12 to the Company’s audited financial statements included in this Annual Report on Form 10-K for the fiscal year ended January 30, 2021.

(4)	At January 30, 2021, our nonemployee directors held the following number of outstanding stock options: Mr. Taylor, 75,000; Mr. Galloro, 75,000.

Fiscal 2021 Non-Employee Director Compensation Program.   During fiscal 2021, non-employee directors received an annual cash retainer fee of $40,000.  The Chairman of the Board of Directors received an additional annual cash retainer of $20,000.  The Chairman of the Audit Committee Chairman received an additional annual cash retainer of $2,000 until April 1, 2020, at which time the annual retainer was increased to $20,000 to match the additional retainer received by the Chairman.  Cash retainers are to be paid quarterly in arrears on the last day of the calendar quarter.  Board members are also reimbursed for out-of-pocket costs related to their attendance at Board of Director and Committee meetings.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees the financial reporting process of Simply, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee, as it was constituted at the time of each respective report, reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021, and the unaudited financial statements included in the Company’s Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 30, 2021.

The Audit Committee discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the auditor with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accounting firm’s communications with the audit committee concerning independence. The Audit Committee considered whether the independent registered public accounting firm’s provision of services on behalf of the Company other than audit services was compatible with maintaining the independent accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its respective audits. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent accounting firm’s examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021, for filing with the SEC.

The Audit Committee

Michael Galloro, Chairman

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board of Directors believes that separation of the principal executive officer and the board chair positions is appropriate for the Company given the size of the Board of Directors and the need for undivided attention of the Chief Executive Officer to the implementation of strategic directives and overall management responsibilities. As an independent director, the board chair can provide leadership to the Board of Directors without perceived or actual conflicts associated with individual and collective interests of management employees.

The Board of Directors has historically performed an important role in the review and oversight of risks, and generally oversees the Company’s risk management practices and processes, including entity level and financial controls. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by the Company’s management are adequate and functioning as designed. The Board of Directors also oversees organizational structure, policies and procedures, such as the Code of Conduct and the Code of Ethics and other internal policies and guidelines designed to support the Company’s corporate governance and to comply with the laws, rules and regulations that apply to the Company’s business operations.

Although the Board of Directors is ultimately responsible for risk oversight at the Company, it has delegated primary oversight of the management of (i) financial reporting, internal controls, accounting and compliance risks to the Audit Committee, (ii) compensation risk to the Compensation Committee, and (iii) corporate governance risk to the Nominating and Corporate Governance Committee. Each of these committees routinely reports to the Board on the management of these specific risk areas.

To permit the Board of Directors and its committees to perform their respective risk oversight roles, members of management report directly to the Board of Directors or the relevant committee of the Board of Directors responsible for overseeing the management of specific risks, as applicable. The President and Chief Executive Officer reports directly to the Board of Directors. The Chief Financial Officer reports to the President and Chief Executive Officer, the Board of Directors and the Audit Committee. Members of the management team have a high degree of access and communication with the independent directors of the Board of Directors and the various board committees. Members of the Company’s management regularly attend Board of Directors and committee meetings and are available to address any questions or concerns raised on matters related to risk management. Because two of the three members of the Board of Directors are independent directors and each committee of the board consists solely of independent directors, the Company’s risk oversight structure conforms to its belief that having a strong, independent group of directors is important for quality governance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended January 30, 2021, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for transactions occurring during such fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 10, 2021, there were approximately 6,846,937 shares of common stock issued and outstanding. The following table sets forth certain information as of that date with respect to the beneficial ownership of common stock by (i) each Named Executive Officer listed in the Summary Compensation Table below, (ii) each director and nominee for director, and (iii) all current executive officers and directors as a group. Unless otherwise stated, the address of each listed holder is c/o Simply, Inc., 2001 NW 84th Avenue, Miami, FL 33122.

In addition, there are two additional stockholders known by us to be beneficial owners of more than 5% of our outstanding shares of common stock who are also listed below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Named Executive Officers
Reinier Voigt, President & CEO (also a Director)	327,668	4.65%
Vernon A. LoForti, Senior Vice President & CFO	322,751	4.50%

Directors
Michael Galloro	251,641	3.64%
Kevin Taylor	241,213	3.48%
All current executive officers and directors as a group (4 persons)	1,143,273	15.21%
5% or Greater Stockholders
SOL Global Investments Corp.	3,424,194 (2)	34.08%
SOL Verano Blocker 1 LLC.	1,498,993 (2)	21.89%

(1)

“Beneficial ownership” is defined in the regulations promulgated by the SEC as having or sharing, directly or indirectly: (a) voting power, which includes the power to vote or to direct the voting, or (b) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. Shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days of November 10, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The address for both SOL Global Investments Corp. and SOL Verano Blocker 1 LLC is 100 King Street West, Suite 5600, Toronto, ON Canada M5X 1C9.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth for our Chief Executive Officer, our Chief Financial Officer and our three most highly compensated other executive officers (each of these persons is referred to as a Named Executive Officer) information regarding salary, bonus and other compensation for the fiscal years ended January 30, 2021 and December 31, 2019.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (3)	All Other Compensation		Total
Reinier Voigt	FY2021	$240,000	$—	$199,668	$212,670	$20,511	(1)	$672,849
President and Chief Executive Officer	2019	$215,000	$5,400	$34,666	$—	$27,348	(1)	$282,414
Vernon A. LoForti	FY2021	$205,000	$—	$34,668	$258,507	$—		$498,175
Senior Vice President, Chief Financial Officer and Secretary	2019	$205,000	$30,750	$34,666	$—	$—		$270,416
Mauricio Diaz	2019	$100,000	$9,000	$650,000	$—	$282,233	(2)	$1,041,233
Former Chief Executive Officer
Carlos Felipe Rezk	2019	$100,000	$9,000	$650,000	$—	$282,757	(2)	$1,041,757
Former Chief Sales and Marketing Officer
Carlos Alfredo Carrasco	2019	$75,000	$5,400	$34,666	$—	$284,953	(2)	$400,019
Former Chief Financial Officer

(1)	These amounts represent executive health insurance premiums paid by the Company on behalf of the executive.
(2)

Messrs. Diaz, Rezk and Carrasco were terminated on June 4, 2019 as Named Executive Officers.  The other compensation listed in the table for these individuals represents severance compensation that was accrued for them pursuant to the terms of their respective employment agreements, plus executive health insurance premiums paid by the Company on behalf of each executive prior to their terminations.

(3)

These amounts reflect the aggregate grant date fair value of the options granted, computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation.  Assumptions used in the calculation for these amounts are included in Note 12 to the Company’s audited financial statements included in this Annual Report on Form 10-K for the fiscal year ended January 30, 2021.

Employment Agreements

Employment Agreements with each of our Named Executive Officers are summarized below.

Mauricio Diaz.  The initial term of the employment agreement with Mr. Diaz was from April 1, 2018 to December 15, 2019, and was to renew automatically for successive one-year periods unless either party provided at least three months’ notice to the other of their intention not to renew.  The agreement provided for an annual base salary of $240,000, subject to annual review by the Compensation Committee.  Mr. Diaz was also eligible for an annual bonus of up to $90,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus was subject to clawback provisions in the event of a financial restatement.

Mr. Diaz’s employment agreement provided for the payment of severance under certain conditions. If Simply, Inc. were to terminate his employment other than for “cause” or if Mr. Diaz were to terminate his employment for “good reason,” Mr. Diaz would be entitled to a severance payment equal to 12 months of salary, subject to his execution of a general release and waiver of claims against the Company. If Mr. Diaz were to voluntarily terminate his employment other than for “good reason,” he would not be entitled to receive a severance payment. Under the terms of the agreement, Mr. Diaz was also subject to confidentiality and non-competition restrictions in favor of Simply, Inc.

Felipe Rezk.  The initial term of the employment agreement with Mr. Rezk was from April 1, 2018 to December 15, 2019, and was to renew automatically for successive one-year periods unless either party provided at least three months’ notice to the other of their intention not to renew.  The agreement provided for an annual base salary of $240,000, subject to annual review by the Compensation Committee.  Mr. Rezk was also eligible for an annual bonus of up to $90,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus was subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement were similar to those of Mr. Diaz noted above.

Alfredo Carrasco.  The initial term of the employment agreement with Mr. Carrasco was from April 1, 2018 to March 31, 2021, and was to renew automatically for successive one-year periods unless either party provided at least three months’ notice to the other of their intention not to renew.  The agreement provided for an annual base salary of $180,000, subject to annual review by the Compensation Committee.  Mr. Carrasco was also eligible for an annual bonus of up to $54,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus was subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement are similar to those of Mr. Diaz noted above.

As noted above, Messrs. Diaz, Rezk and Carrasco were each terminated effective June 4, 2019.

Reinier Voigt.  The initial term of the employment agreement with Mr. Voigt was from April 1, 2018 to March 31, 2021.  At that time, Mr. Voigt served as Chief Operating Officer.  The agreement provided for an annual base salary of $180,000, subject to annual review by the Compensation Committee.  Mr. Voigt was also eligible for an annual bonus of up to $54,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus was subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement were similar to those of Mr. Diaz noted above, except that Mr. Voigt’s severance benefit was equal to 9 months of salary.

Effective June 4, 2019, Mr. Voigt was appointed President and Chief Executive Officer of the Company, and his annual base salary was adjusted to $240,000.  On June 8, 2020, the Compensation Committee approved a new employment agreement with Mr. Voigt that continues for an indefinite term.  The new agreement provides Mr. Voigt with an annual base salary of $240,000 and he is eligible to receive an annual performance-based bonus of up to 100% of his base salary based on achievement of objectives established by the Compensation Committee.  If, as defined in the agreement, Mr. Voigt’s employment is terminated without “cause” or if he resigns for “good reason,” he will be entitled to a severance payment equal to two years of base salary. If the

Company undergoes a “change of control” (as defined in the agreement), he will be entitled to a change of control payment equal to two years of base salary plus 2 times the average bonus paid to him in the two most recently completed years.  Mr. Voigt is also subject to confidentiality, non-competition and non-solicitation restrictions in favor of the Company.

Vernon A. LoForti.  The employment agreement with Mr. LoForti was effective March 13, 2018, following the merger of the Company with Cooltech Holdings, Inc.  The agreement provides for an annual base salary of $205,000 and an annual bonus to be determined by the Compensation Committee.  Mr. LoForti’s employment is at-will, however, in the event he is terminated at any time without “cause” (as defined in the agreement), or resigns for “good reason” (as defined in the agreement), he will receive severance pay equal to 12 months of salary.  This severance is inclusive of the 9 months of severance pay Mr. LoForti was already entitled to as a result of his termination on March 12, 2018 as a condition to closing the Cooltech Merger, which he will receive upon any termination of service, even if voluntary.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information presented as of January 30, 2021 with respect to our 2015 Equity Incentive Plan as described below.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	855,040 (1)	$1.68 (1)	1,085,461 (2)
Equity compensation plans not approved by security holders	—	$—	—

_______________________________

(1)	Includes all options outstanding under our 2015 Equity Incentive Plan.
(2)

As of January 30, 2021, an aggregate of 1,085,461 shares remained available for future issuance under the 2015 Equity Incentive Plan, which may be granted in the form of stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards.

Grants of Plan-Based Awards in Fiscal 2021

In June 2020, the Company made plan-based grants to its Named Executive Officers of stock and stock options under its amended and restated 2015 equity incentive plan (the “2015 Equity Incentive Plan”).  Mr. Voigt received a fully-vested grant of 125,000 shares of common stock, and Mr. LoForti received a fully-vested stock option grant on 100,000 shares with an exercise price of $1.32 per share and a 5-year life.

In December 2020, the Company made additional grants under the 2015 Equity Incentive Plan.  Mr. Voigt and Mr. LoForti each received fully-vested stock option grants with an exercise price of $1.75 per share and a 5-year life on 200,000 shares and 175,000 shares, respectively.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table provides information regarding outstanding stock options and unvested restricted stock awards held by the Named Executive Officers at January 30, 2021.

		Option Awards				Restricted Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Unearned Shares That Have Not Vested	Market Value of Unearned Shares That Have Not Vested
Reinier Voigt	5/13/19	—	—	$—	—	1,334	$5,323
	12/7/20	200,000	—	$1.75	12/7/25	—	$—

Vernon A. LoForti	5/13/19	—	—	$—	—	1,334	$5,323
	6/3/20	100,000	—	$1.32	6/3/25	—	$—
	12/7/20	175,000	—	$1.75	12/7/25	—	$—

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

STOCKHOLDER PROPOSAL INFORMATION;

DISCRETIONARY AUTHORITY TO VOTE PROXIES

To be considered for inclusion in next year’s proxy materials for our 2021 Annual Meeting of Stockholders, under Rule 14a-8(e) of the Exchange Act, a stockholder proposal must be submitted in writing by July 22, 2022, to our Corporate Secretary at 155 North 400 West, Suite 170, Salt Lake City, UT 84103, as well as meet the applicable requirements of the SEC.

Further, under our bylaws, any stockholder who intends to present a proposal at the 2022 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials must provide us notice of such proposal in the manner set forth in our bylaws not less than fifty-three (53) days nor more than ninety (90) prior to the 2022 Annual Meeting of Stockholders; provided, however, that if less than sixty (60) days’ notice of the 2022 Annual Meeting of Stockholders is given to stockholders, written notice of business proposed by stockholders shall be delivered or mailed, as prescribed in our bylaws, to our Corporate Secretary not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders or such proposal will be considered untimely. For proposals that are untimely, the Company retains discretionary authority to vote proxies it receives. For proposals that are timely, the Company retains discretionary authority to vote proxies it receives provided that (1) the Company includes in its proxy materials advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, stockholders who intend to nominate persons for election to the Board of Directors at the 2022 Annual Meeting of Stockholders must provide advance written notice of such nomination in the manner required by our bylaws. Written notice of nominations, complying with our bylaws, must be delivered or mailed to our Corporate Secretary not less than ninety (90) days nor more than one hundred thirty (130) days prior to the date of the 2022 Annual Meeting of Stockholders; provided, however, that if the 2022 Annual Meeting of Stockholders is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the 2021 Annual Meeting, then notice by the stockholder must be delivered no later than the close of business ninety (90) days prior to the 2022 Annual Meeting of Stockholders or the tenth day following the day on which notice of the date of that meeting was mailed or public disclosure of the date of that meeting was first made by Simply, Inc.

AVAILABLE INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended January 30, 2021, as well as copies of our other reports, are available electronically at no charge by accessing our website at www.simplyinc.com or the Securities and Exchange Commission’s website at www.sec.gov. Any request for a paper copy of our periodic and current reports should be mailed to Simply, Inc., Attn: Corporate Secretary, 155 North 400 West, Suite 170, Salt Lake City, UT 84103.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

By Order of the Board of Directors
Date: November 24, 2021	/s/ Reinier Voigt

MMMMMMMMMMMM   MMMMMMMMM    000004    ENDORSEMENT_LINE______________ SACKPACK_____________    MR ASAMPLE  DESIGNATION (IF ANY)  ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6   Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.    MMMMMMMMMMMMMMM  C123456789    000000000.000000 ext 000000000.000000 ext  000000000.000000 ext 000000000.000000 ext  000000000.000000 ext 000000000.000000 ext   Your vote matters – here’s how to vote!   You may vote online or by phone instead of mailing this card.    Votes submitted electronically must be  received by December 17, 2021 at 01:00 A.M.,  Eastern Time.    Online  Go to www.investorvote.com/SIMP  or scan the QR code — login details are  located in the shaded bar below.   Phone   Call toll free 1-800-652-VOTE (8683) within  the USA, US territories and Canada   Save paper, time and money!  Sign up for electronic delivery at  www.investorvote.com/SIMP   Annual Meeting Proxy Card 1234 5678 9012 345  •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2. A  1. Election of the Board of Directors until the next Annual Meeting:  +  For Against Abstain For Against Abstain For Against Abstain   01 - Michael    02 - Kevin    03 - Reinier  Galloro   Taylor   Voigt    For Against Abstain   2. To ratify the selection of Kaufman, Rossin & Co. as the  Company’s independent registered public accounting firm for  the fiscal year ending January 30, 2022.  Note: The proxies shall have the discretionary authority to consider and vote upon such  other business as may properly come before the Annual Meeting or any adjournment thereof.   MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE   C 1234567890 JNT   140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND  MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND  1UPX  518041  MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND   MMMMMMM  +    03J54B

155 North 400 West, Suite 170  Salt Lake City, Utah 84103  (801) 609-6400   This Proxy is Solicited on Behalf of the Board of Directors   The undersigned hereby appoints Reinier Voigt and Vernon A. LoForti, or either of them, with full power of substitution and revocation, as the true and lawful attorneys-in-fact and  proxies of the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of Simply, Inc. to be held at 4:00 p.m. (Mountain Time) on December 17, 2021, at the  Company’s offices located at 155 North 400 West, Suite 170, Salt Lake City, Utah 84103, or any adjournments or postponements thereof, to vote the shares of common stock of  Simply, Inc. standing in the name of the undersigned on the books of Simply, Inc., or such shares of common stock of Simply, Inc. as the undersigned may otherwise be entitled to  vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth  on the reverse side and described in the Notice of Annual Meeting of Stockholders, dated November 24, 2021, and the accompanying Proxy Statement of Simply, Inc.   Each of the proxies is authorized to vote, in its discretion, upon such other business that may properly come before the Annual Meeting or any adjournments or  postponements thereof.   The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1 and “FOR” Proposal 2.   If no directions are given by the person(s) executing this Proxy, the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals  listed on the reverse side. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified,  the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals listed on the reverse side.   Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope.   Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on December 17, 2021  This proxy statement and the Annual Report are available at https://www.simplyinc.com/investor-information/    Small steps make an impact.   Help the environment by consenting to receive electronic  delivery, sign up at www.investorvote.com/SIMP    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Simply, Inc.   +    Non-Voting Items B  Change of Address — Please print new address below.   Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. C  Please date and sign this Proxy exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,  trustee, agent or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation or other corporate entity, please sign in full corporate name  by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.   Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    +